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                                                                   EXHIBIT 10(b)


                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of March 30, 1999 (this "Amendment"), to the Credit Agreement, dated as of July 10, 1998 (the "July 1998 Credit Agreement"), among COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), the several banks and other financial institutions from time to time parties hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK, THE FIRST NATIONAL BANK OF CHICAGO, FLEET NATIONAL BANK, TORONTO DOMINION (TEXAS), INC. AND WACHOVIA BANK OF GEORGIA, N.A. as Co-Agents (collectively, the "Co-Agents"), NATIONSBANK, N.A., as documentation agent for the Banks hereunder (the "Documentation Agent") and THE BANK OF NOVA SCOTIA and DEUTSCHE BANK SECURITIES INC., as co-syndication agents for the Banks hereunder (the "Co-Syndication Agents"); and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Banks hereunder (in such capacity, the "Agent").

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto wish to amend certain provisions of the July 19998 Credit Agreement on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the July 1998 Credit Agreement shall be used as so defined.

                  2. Amendment to Section 1.1 of the July 1998 Credit Agreement.
Section 1.1 of the July 1998 Credit Agreement is hereby amended as follows:

                  (a) by inserting in such section the following new defined terms in proper alphabetical order:

                      "'First Amendment': First Amendment dated March 30, 1999
                  to the Agreement."

                      "'LifePoint': LifePoint Hospitals, Inc., a Delaware
                  corporation to be formed."

                      "'Triad': Triad Hospitals, Inc., a Delaware corporation to be formed."

                  (b) by deleting the defined term "Subsidiary" in its entirety and inserting in lieu thereof the following new defined term in proper alphabetical order:

                      "'Subsidiary': as to any Person, a corporation,
                   partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only

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                  by reason of the happening of a contingency) to elect a
                  majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly through one or more intermediaries, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.".

                  3. Amendment to Section 3.12 of the July 1998 Credit Agreement. Section 3.12 of the July 1998 Credit Agreement is hereby amended by deleting the following sentence:

                  "Neither the Company nor any Subsidiary nor any Control Group Person maintains, contributes to or participates in any Plan that is a "defined benefit plan" as defined in ERISA."

                  4. Amendment to Section 3.17 of the July 1998 Credit Agreement. Section 3.17 of the July 1998 Credit Agreement is hereby amended by inserting the following clause immediately following the words "September 30, 1999":

                  ", except where the failure to do so could not reasonably be expected to result in a material adverse change in the business or assets or in the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis."

                  5. Amendment to Section 4.3 of the July 1998 Credit Agreement.
Section 4.3 of the July 1998 Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                     "4.3 Company Officers' Certificate. The representations and warranties contained in Section 3 (as qualified by the disclosures in (i) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, (ii) the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, (iii) the Company's Reports on Form 8-K dated February 6, 1998, February 13, 1998, March 6, 1998, May 27, 1998, July
                  30, 1998, October 28, 1998, December 15, 1998 and February 24, 1999 and (iv) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, previously distributed to the Agent and made available to the Banks) shall be true and correct in all material respects on the Closing Date and on and as of each Borrowing Date with the same force and effect as though made on and as of such date; no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist after giving effect to the Loan to be made; between December 31, 1997 and such Borrowing Date, neither the business nor assets, nor the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis shall have been adversely affected in any material manner as a result of any fire, flood, explosion, accident, drought, strike, lockout, riot, sabotage, confiscation,

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                  condemnation, or any purchase of any property by Governmental
                  Authority, activities or armed forces, acts of God or the public enemy, new or amended legislation, regulatory order, judicial decision or any other event or development whether or not related to those enumerated above (all subject to the disclosures enumerated above); and the Agent shall have received a certificate containing a representation to these effects dated such Borrowing Date and signed by a Responsible Officer.".

                  6. Amendment to Section 5.3 of the July 1998 Credit Agreement.
Section 5.3 of the July 1998 Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                     "5.3 Transactions with Affiliates. Neither the Company nor any of its Subsidiaries will enter into any transactions, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any of their Affiliates (other than the Company and its Subsidiaries) (excluding the tax-free spin-off distributions of the common stock of Life Point and Triad to the shareholders of the Company and the transitional services agreements to be entered into with LifePoint and Triad in connection therewith) unless such transaction is otherwise permitted under this Agreement, is in the ordinary course of the Company's or such Subsidiary's business and is upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in an arm's-length transaction.".

                  7. Amendment to Section 5.5 of the July 1998 Credit Agreement.
Section 5.5 of the July 1998 Credit Agreement is hereby amended by deleting subsection 5.5(d) in its entirety and substituting in lieu thereof the following:

                     "(d) ERISA Reports. The Company will furnish the Agent with copies of any request for waiver of the funding standards or extension of the amortization periods required by Sections
                  303 and 304 of ERISA or Section 412 of the Code promptly after any such request is submitted by the Company to the Department of Labor or the Internal Revenue Service, as the case may be. Promptly after a Reportable Event occurs, or the Company or any of its Subsidiaries receives notice that the PBGC or any Control Group Person has instituted or intends to institute proceedings to terminate any pension or other Plan that is a "defined benefit plan" as defined in ERISA, or prior to the Plan administrator's terminating such Plan pursuant to Section 4041 of ERISA, the Company will notify the Agent and will furnish to the Agent a copy of any notice of such Reportable Event which is required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its institution of such proceedings or its intent to institute such proceedings, or any notice to the PBGC that a Plan is to be terminated, as the case may be. The Company will promptly notify each Bank upon learning of the occurrence of any of the following events with respect to any Plan which is a Multiemployer Plan: a partial or complete withdrawal from any Plan which may


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                  result in the incurrence by the Company or any of is
                  Subsidiaries of withdrawal liability in excess of $1,000,000 under Subtitle E of Title IV of ERISA, or of the termination, insolvency or reorganization status of any Plan under such Subtitle E which may result in liability to the Company or any of its Subsidiaries in excess of $1,000,000. In the event of such a withdrawal, upon the request of the Agent or any Bank, the Company will promptly provide information with respect to the scope and extent of such liability, to the best of the Company's knowledge.

                  8. Amendment to Section 5.9 of the July 1998 Credit Agreement.
Section 5.9 of the July 1998 Credit Agreement is hereby amended by inserting the following clause at the end of the paragraph immediately following the words "United States":

                  "or causing the Company to change its name."

                  9. Amendment to Section 5.10 of the July 1998 Credit Agreement. Section 5.10 of the July 1998 Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                     "5.10 Sales of Assets. The Company and its Subsidiaries may
                  from time to time sell or otherwise dispose of all or any part of their respective assets; provided, however, that in any fiscal year, the Company and its Subsidiaries will not
                  (a) sell or dispose of (including, without limitation, any disposition resulting from any merger or consolidation involving a Subsidiary of the Company, and any Sale-and-Leaseback Transaction), outside of the ordinary course of business, to Persons other than the Company and its Subsidiaries, assets constituting in the aggregate more than 12% of Consolidated Assets of the Company (calculated after giving pro forma effect thereto as if the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company occurred on the first day of the testing period thereof) and its Subsidiaries as at the end of the immediately preceding fiscal year (excluding the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company) and
                  (b) exchange with any Persons other than the Company and its Subsidiaries any asset or group of assets for another asset or group of assets unless (i) such asset or group of assets are exchanged for an asset or group of assets of a substantially similar type or nature, (ii) on a pro forma basis both before and after giving effect to such exchange, no Default or Event of Default shall have occurred and be continuing, (iii) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of the asset or group of assets being transferred by the Company or such Subsidiary and the asset or group of assets being acquired by the Company or such Subsidiary are substantially equal and (iv) the aggregate of (x) all assets of the Company and its Subsidiaries sold pursuant to subsection 5.10(a) (including, without limitation, any disposition resulting from any merger or consolidation involving a Subsidiary of the Company, and any Sale-and-Leaseback Transaction) (excluding the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders

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                  of the Company) and (y) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of all assets of the Company and its Subsidiaries exchanged pursuant to this subsection 5.10(b) does not exceed 20% of Consolidated Assets of the Company and its Subsidiaries as at the end of the immediately preceding fiscal year (calculated after giving pro forma effect thereto as if the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company occurred on the first day of the testing period thereof).".

                  10. Amendment to Section 5.11 of the July 1998 Credit Agreement. Section 5.11 of the July 1998 Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                      "5.11 Compliance with ERISA. Each of the Company and
                  its Subsidiaries will meet, and will cause all Control Group Persons to meet, all minimum funding requirements applicable to any Plan imposed by ERISA or the Code (without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted), and will at all times comply, and will cause all Control Group Persons to comply, in all material respects with the provisions of ERISA and the Code which are applicable to the Plans. At no time shall the aggregate actual and contingent liabilities of the Company under Sections 4062, 4063, 4064 and other provisions of ERISA with respect to all Plans (and all other pension plans to which the Company, any Subsidiary, or any Control Group Person made contributions prior to such time) exceed $7,500,000. Neither the Company nor its Subsidiaries will permit any event or condition to exist which could permit any Plan which is not a Multiemployer Plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any of its Subsidiaries."

                  11. Amendment to Section 5.12 of the July 1998 Credit Agreement. Section 5.12 of the July 1998 Credit Agreement is hereby amended by deleting the paragraph immediately after clause (f) in its entirety and substituting in lieu thereof the following:

                  "unless any Loans made and/or to be made to and all other sums payable by the Company under this Agreement shall be secured equally and ratably with (or prior to) such Indebtedness so long as such Indebtedness shall be so secured. Notwithstanding the foregoing, the Company and any one or more Subsidiaries may, without securing the Loans made and/or to be made to and all other sums payable by the Company under this Agreement, create, issue or assume Indebtedness which would otherwise be subject to the foregoing restrictions in an aggregate principal amount which, together with all other such Indebtedness of the Company and its Subsidiaries (not including (i) Indebtedness permitted to be secured pursuant to the foregoing clauses (a) through (f) and the aggregate Attributable Debt or (ii) Indebtedness incurred by one or more Subsidiaries of the


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                  Company and thereafter assumed by Life Point and/or Triad
                  (and/or their respective Subsidiaries) in connection with the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company), including Indebtedness in respect of Sale-and-Lease-back Transactions (other than those permitted by subsection 5.13(b)), does not exceed 10% of Consolidated Net Tangible Assets of the Company and its Subsidiaries (calculated after giving pro forma effect thereto as if the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company occurred on the first day of the testing period thereof).".

                  12. Effective Date; Conditions Precedent. This Amendment will become effective on March 30, 1999 (the "Effective Date") subject to the compliance by the Company with its agreements herein contained and to the satisfaction on or before the Effective Date of the following further conditions:

                      (a) Loan Documents. The Agent shall have received copies of this Amendment, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and executed and delivered by the Required Banks.

                      (b) Company Officers' Certificate. The representations and warranties contained in Section 3 of the July 1998 Credit Agreement
         (as qualified by the disclosures in (i) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, (ii) the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1998, June 30, 1998, September 30, 1998 and (iii) the Company's Reports on Form 8-K dated February 6, 1998, February 13, 1998, March 6, 1998, May 27, 1998, July 30, 1998, October 28, 1998,
         December 15, 1998 and February 24, 1998 and (iv) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, previously distributed to the Agent and made available to the Banks) shall be true and correct in all material respects on the Effective Date with the same force and effect as though made on and as of such date; on and as of the Effective Date and after giving effect to this Amendment, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured); and the Agent shall have received a certificate containing a representation to these effects dated the Effective Date and signed by a Responsible Officer.

                      (c) Fifth Amendment to February 1997 Five-Year Agreement and Amendment. The February 1997 Five-Year Agreement and Amendment shall have been amended in a manner corresponding to the amendments hereof.

                  13. Legal Obligation. The Company represents and warrants to each Bank that this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating

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to or affecting creditors' rights generally, general equitable principles
(whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  14. Continuing Effect; Application. Except as expressly amended hereby, the July 1998 Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                  15. Expenses. The Company agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  16. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  17. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Agent.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                   COLUMBIA/HCA HEALTHCARE CORPORATION


                                   By: /s/ David G. Anderson
                                      -----------------------------------------
                                       Name: David G. Anderson
                                       Title: Vice President - Finance and
                                              Treasurer



                                   THE CHASE MANHATTAN BANK, as Agent and as a
                                   Bank


                                   By: /s/ Dawn Lee Lum
                                      -----------------------------------------
                                       Name: Dawn Lee Lum
                                       Title: Vice President



                                   ABN AMRO BANK N.V., as a Bank


                                   By: /s/ Steven L. Hipsman
                                      -----------------------------------------
                                       Name: Steven L. Hipsman
                                       Title: Vice President


                                   By: /s/ Robert A. Budnek
                                      -----------------------------------------
                                       Name: Robert A. Budnek
                                       Title: Vice President



                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Co-Agent


                                   By: /s/ Kevin Wagley
                                      -----------------------------------------
                                       Name: Kevin Wagley
                                       Title: Vice President

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                                   THE BANK OF NEW YORK, as Co-Agent


                                   By: /s/ Ann Marie Hughes
                                      -----------------------------------------
                                       Name: Ann Marie Hughes
                                       Title: Vice President



                                   THE BANK OF NOVA SCOTIA, as Co-Syndication
                                   Agent and as a Bank


                                   By: /s/ W.J. Brown
                                      -----------------------------------------
                                       Name: W.J. Brown
                                       Title: Vice President



                                   DEUTSCHE BANK SECURITIES, INC., as
                                   Co-Syndication Agent


 By: /s/ Iain Stewart              By: /s/ Steven N. Warden
    --------------------------        -----------------------------------------
     Name: Iain Stewart                Name: Steven N. Warden
     Title: Vice President             Title: Managing Director



                                   DEUTSCHE BANK AG, NEW YORK AND/OR
                                   CAYMAN ISLANDS BRANCH(ES), as a Bank


By: /s/ Stephan A. Wiedemann       By: /s/ Susan L. Pearson
   ---------------------------        -----------------------------------------
    Name: Stephan A. Wiedemann         Name: Susan L. Pearson
    Title: Director                    Title: Director



                                   FIRST AMERICAN NATIONAL BANK, as a Bank


                                   By: /s/ Sandy Hamrick
                                      -----------------------------------------
                                       Name: Sandy Hamrick
                                       Title: Senior Vice President

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                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Co-Agent


                                   By: /s/ L. Richard Schiller
                                      -----------------------------------------
                                       Name: L. Richard Schiller
                                       Title: Vice President



                                   FIRST UNION NATIONAL BANK, as a Bank


                                   By: /s/ Joseph H. Tower
                                      -----------------------------------------
                                       Name:
                                       Title:



                                   FLEET NATIONAL BANK, as Co-Agent


                                   By: /s/ Maryann S. Smith
                                      -----------------------------------------
                                       Name: Maryann Smith
                                       Title: Vice President


                                   KEYBANK NATIONAL ASSOCIATION, as a Bank


                                   By: /s/ Thomas J. Purcell
                                      -----------------------------------------
                                       Name: Thomas J. Purcell
                                       Title: Vice President



                                   NATIONSBANK, N.A. as Documentation Agent and as a Bank


                                   By: /s/ Kevin Wagley
                                      -----------------------------------------
                                       Name: Kevin Wagley
                                       Title: Vice President

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                                   SUNTRUST BANK, NASHVILLE, N.A., as a Bank


                                   By: /s/ Mark D. Mattson
                                      -----------------------------------------
                                       Name: Mark D. Mattson
                                       Title: Vice President



                                   TORONTO DOMINION (TEXAS), INC., as Co-Agent


                                   By: /s/ Alva J. Jones
                                      -----------------------------------------
                                       Name: Alva J. Jones
                                       Title: Vice President



                                   UNION PLANTERS BANK OF MIDDLE TENNESSEE,
                                   N.A., as a Bank


                                   By: /s/ William A. Collier
                                      -----------------------------------------
                                       Name: William A. Collier
                                       Title: Vice President



                                   WACHOVIA BANK OF GEORGIA, N.A., as Co-Agent


                                   By: /s/ Kenneth Washington
                                      -----------------------------------------
                                        Name: Kenneth Washington
                                        Title: Vice President